DISCO Announces Third Quarter 2026 Financial Results

Total Revenue of $45.3 Million, A Year over Year Increase of 11%, or 15% when Excluding the Contingent Matter in Q3 2025
AUSTIN, Texas - November 4, 2026 - CS Disco, Inc. (“DISCO”) (NYSE: LAW) today announced financial results for its third quarter ended September 30, 2026.

"DISCO had another strong quarter building AI for Litigators, paced by our sixth consecutive quarter of double-digit software growth, rapid growth in our DISCO Platform, which has grown 10x since Q1 2026, and continued customer enthusiasm for our unified litigation solution which just added a second cohort to our pilot program,” said Eric Friedrichsen, CEO of DISCO. “Importantly, we also reached break-even Adjusted EBITDA  in Q3 - a full quarter ahead of schedule."

Third Quarter 2026 Financial Highlights:

•Software revenue was $38.6 million, up 10% compared to the third quarter of 2025 and up 13% when excluding the impact of the contingent matter in Q3 2025. The contingent matter in Q3 2025 related to a contract in which consideration payable was contingent upon the conclusion of the legal matter. The Company does not recognize revenue related to such contracts until the legal matter is resolved, which occurred in Q3 2025 and led to $1.2 million of software revenue recognized during the period.
•Total revenue was $45.3 million, up 11% compared to the third quarter of 2025 and up 15% when excluding the impact of the contingent matter in Q3 2025. The contingent matter resolved in Q3 2025 led to $1.3 million of total revenue recognized during the period.
•GAAP net loss was $5.0 million, compared to $13.7 million in the third quarter of 2025.
•Adjusted EBITDA was $0.1 million, compared to $(0.3) million in the third quarter of 2025.

Recent Business Highlights:

•Positive Adjusted EBITDA: DISCO achieved positive Adjusted EBITDA in Q3 2026, one quarter ahead of expectations.
•Large Customers: As of September 30, 2026, DISCO grew to 374 customers with revenue in excess of $100,000 over the previous 12-month period, a 15% increase compared to September 30, 2025.
•Advanced Research: DISCO announced the general availability of Advanced Research, an agentic AI application that adds autonomous, multi-step reasoning and transparent decision-making logic to help litigators quickly evolve case strategy and gain deep insights from evidence.

Fourth Quarter and Full Year 2026 Financial Outlook

As of November 4, 2026, DISCO is issuing the following outlook for the fourth quarter of 2026 and fiscal year 2026:

Fourth quarter of 2026:

•Software revenue in the range of $39.4 million - $40.4 million.
•Total revenue in the range of $45.8 million - $47.8 million.
•Adjusted EBITDA in the range of $0.0 million - $1.5 million.

Fiscal year 2026:

•Software revenue in the range of $149.5 million - $150.5 million.
•Total revenue in the range of $176.1 million - $178.1 million.
•Adjusted EBITDA in the range of $(6.8) million - $(5.3) million.

DISCO’s fourth quarter and fiscal year 2026 financial outlook is based on assumptions that are subject to change, many of which are outside of its control. If actual results vary from these assumptions, these expectations may change. There can be no assurance that DISCO will achieve these results.

A reconciliation of Adjusted EBITDA on a forward-looking basis to net loss, the most directly comparable GAAP measure, is not available without unreasonable efforts due to the high variability and complexity and low visibility with respect to the charges excluded from this non-GAAP measure; in particular, the effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in DISCO’s stock price and expenses associated with the stockholder litigation. DISCO expects the variability of the above charges to have a significant, and potentially unpredictable, impact on its future GAAP financial results.

Conference Call Information

DISCO will host a conference call and webcast at 7:30 a.m. CT (8:30 a.m. ET) today, November 4, 2026, to discuss its third quarter financial results and business highlights. The conference call can be accessed by dialing (833) 461-5787 from the United States or +1 (585) 542-9983 internationally with conference ID 812832646. The live webcast of the conference call and other materials related to DISCO’s financial performance can be accessed from DISCO’s investor relations website at ir.csdisco.com.

Following the completion of the call, a webcast replay will be available at ir.csdisco.com for 12 months.

About DISCO

DISCO (NYSE: LAW) provides comprehensive, innovative solutions for modern litigation. We create and service an intuitive, cloud-native platform at the forefront of litigation technology, backed by the partnership of expert professional services and support. Leveraging the latest in AI to help law firms and corporations achieve smarter outcomes faster, our scalable products and tools allow customers to simplify everyday tasks and tackle complex matters at every stage of litigation.

References to “DISCO,” the “Company,” “our” or “we” in this press release refer to CS Disco, Inc. and its subsidiaries on a consolidated basis.

Use of Non-GAAP Financial Measures

DISCO uses the following non-GAAP financial measures: Adjusted EBITDA, Adjusted EBITDA margin; non-GAAP cost of revenue; non-GAAP gross profit; non-GAAP gross margin; non-GAAP research and development expense; non-GAAP research and development expense as a percentage of revenue; non-GAAP sales and marketing expense; non-GAAP sales and marketing expense as a percentage of revenue; non-GAAP general and administrative expense; non-GAAP general and administrative expense as a percentage of revenue; non-GAAP loss from operations; non-GAAP operating margin; non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue. Management believes that these non-GAAP financial measures are useful measures of operating performance because they exclude items that DISCO does not consider indicative of its core performance.

In the case of Adjusted EBITDA and Adjusted EBITDA margin, DISCO adjusts net loss for such items as depreciation and amortization expense; income tax provision; interest and other, net; stock-based compensation expense; payroll tax expense on employee stock transactions; expenses associated with stockholder litigation; and other one-time, non-recurring items, when applicable. In the case of non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expense, non-GAAP research and development expense as a percentage of revenue, non-GAAP sales and marketing expense and non-GAAP sales and marketing expense as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, and other one-time, non-recurring items, when applicable. In the case of non-GAAP general and administrative expense, non-GAAP general and administrative expense as a percentage of revenue, non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, expenses associated with stockholder litigation, and other one-time, non-recurring items, when applicable.

There are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Certain items that are excluded from these non-GAAP financial measures can have a material impact on operating loss and net loss. As a result, these non-GAAP financial measures have limitations and should be considered in addition to, not as a substitute for or superior to, the closest GAAP measures, or other financial measures prepared in accordance with GAAP.

DISCO's management uses these non-GAAP measures as measures of operating performance; to prepare DISCO's annual operating budget; to allocate resources to enhance the financial performance of DISCO's business; to evaluate the effectiveness of DISCO's business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of DISCO's results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with DISCO’s board of directors concerning financial performance.

Forward-Looking Statements

This press release contains forward-looking statements, including, among other things, statements regarding DISCO’s future financial performance and DISCO’s product offerings, including the capabilities of DISCO’s unified litigation solution, strategies and business initiatives. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectation or intent regarding DISCO’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause DISCO’s actual results, performance, or achievements to differ materially, including (i) our history of operating losses; (ii) our ability to maintain and advance our innovation and brand; (iii) our ability to effectively add new customers; (iv) our ability to effectively increase usage and penetration with our existing customer base; (v) our ability to expand our sales coverage and establish a digital sales channel; (vi) our ability to expand internationally; (vii) our ability to grow our partner ecosystem and maintain existing strategic relationships with law firms, legal services providers and our other partners; (viii) our ability to expand our offering portfolio to a wider range of legal processes outside of our current core offerings; (ix) our dependence on revenue from customer usage, which fluctuates based on the timing of and activity driven by legal matters for which our product offerings are used, and any shortfall of large matters on our platform; (x) our ability to pursue strategic acquisitions and strategic investments to expand the functionality and value of our product offerings; (xi) our ability to comply or remain in compliance with laws and regulations that currently apply or become applicable to our business in the jurisdictions in which we operate; (xii) the potential that our computer or electronic systems, applications or services, or those of any third parties on whom we depend, fail or suffer security or data privacy breaches or other unauthorized or improper access to, use of, or destruction of our proprietary or confidential data, employee data, or personal data; (xiii) our ability to compete effectively with existing competitors and new market entrants; (xiv) the impact of general macroeconomic conditions, such as fluctuations in inflation and interest rates and the imposition of tariffs in the United States and abroad, on our or our customers’ businesses; (xv) the impact of unfavorable conditions in the legal industry, including as a result of decreased levels of regulatory enforcement and future shutdowns of the U.S. government, on the growth of our business and usage of our product offerings; and (xvi) the impact that global events, such as the Russia-Ukraine war, the war in Iran and the broader conflict and escalating tensions in the Middle East, and any related economic downturn could have on our or our customers’ businesses, financial condition and results of operations.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, filed with the SEC on August 5, 2026. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that we make with the SEC from time to time, including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.

Forward-looking statements represent DISCO’s management’s beliefs and assumptions only as of the date such statements are made. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Investor Relations Contact
IR@csdisco.com

CS DISCO, INC.
Condensed Consolidated Balance Sheets
(in thousands, except par value amounts)
(unaudited)

	September 30, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$12,533	$19,655
Short-term investments	84,248	94,942
Accounts receivable, net	32,429	25,622
Insurance recovery receivable related to legal loss	8,191	8,039
Prepaid expenses and other current assets	5,132	4,736
Total current assets	142,533	152,994
Property and equipment, net	9,415	7,583
Operating lease right-of-use assets	4,337	6,121
Other intangible assets, net	70	206
Goodwill	5,898	5,898
Other assets	1,148	837
Total assets	$163,401	$173,639
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,410	$3,888
Accrued expenses	6,575	6,533
Accrued legal loss	11,500	11,500
Accrued salary and benefits	11,362	10,457
Deferred revenue	4,613	5,382
Operating leases	2,796	2,624
Finance leases	45	44
Total current liabilities	40,301	40,428
Operating leases, non-current	2,112	4,231
Finance leases, non-current	39	72
Other liabilities	987	801
Total liabilities	43,439	45,532
Commitments and contingencies
Stockholders’ equity
Preferred stock $0.005 par value, 100,000 shares authorized and no shares issued and outstanding as of September 30, 2026 and December 31, 2025	—	—
Common stock $0.005 par value, 1,000,000 shares authorized as of September 30, 2026 and December 31, 2025; 65,676 and 63,264 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively	329	317
Additional paid-in capital	484,796	469,560
Accumulated other comprehensive (loss) income	(58)	32
Accumulated deficit	(365,105)	(341,802)
Total stockholders’ equity	119,962	128,107
Total liabilities and stockholders’ equity	$163,401	$173,639

CS DISCO, INC.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenue	$45,340	$40,919	$130,368	$115,678
Cost of revenue	11,106	10,008	32,937	29,194
Gross profit	34,234	30,911	97,431	86,484
Operating expenses:
Research and development	13,807	13,420	43,439	41,645
Sales and marketing	16,317	15,032	49,277	44,800
General and administrative	9,712	16,921	29,626	38,921
Total operating expenses	39,836	45,373	122,342	125,366
Loss from operations	(5,602)	(14,462)	(24,911)	(38,882)
Interest and other income, net	714	937	2,023	3,499
Loss from operations before income taxes	(4,888)	(13,525)	(22,888)	(35,383)
Income tax provision	(139)	(140)	(415)	(487)
Net loss attributable to common stockholders	$(5,027)	$(13,665)	$(23,303)	$(35,870)
Unrealized gain (loss) on investments	(17)	18	(90)	(31)
Comprehensive loss	$(5,044)	$(13,647)	$(23,393)	$(35,901)
Net loss per share attributable to common stockholders, basic and diluted	$(0.08)	$(0.22)	$(0.36)	$(0.58)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	65,259	62,094	64,219	61,320

CS DISCO, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2026	2025
Cash flow from operating activities:
Net loss	$(23,303)	$(35,870)
Adjustments to reconcile net loss to cash used in operations:
Depreciation and amortization	2,378	2,731
Stock-based compensation	15,236	18,447
Charge to allowance for credit losses	1,165	1,674
Non-cash operating lease costs	1,784	1,688
Amortization of premium on short-term investments	(2,372)	(2,568)
Other	386	93
Changes in operating assets and liabilities:
Accounts receivable	(7,972)	(2,790)
Insurance recovery receivable related to legal loss	(152)	(9,240)
Prepaid expenses and other current assets	(397)	(1,413)
Other long-term assets	(83)	—
Accounts payable	(889)	(633)
Accrued expenses and other	876	(1,488)
Accrued legal loss	—	15,500
Deferred revenue	(769)	(24)
Operating lease liabilities	(1,947)	(1,666)
Other liabilities	258	(139)
Net cash used in operating activities	(15,801)	(15,698)
Cash flow from investing activities:
Purchases of property, equipment and capitalized software development costs	(4,204)	(2,546)
Purchases of short-term investments	(114,359)	(155,427)
Maturities of short-term investments	127,335	149,639
Proceeds from disposal of equipment	20	6
Net cash provided by (used in) investing activities	8,792	(8,328)
Cash flow from financing activities:
Proceeds from exercise of stock options	11	36
Net proceeds from issuance of common stock under Employee Stock Purchase Plan	408	421
Repurchase of common stock related to net share settlement	(499)	(70)
Cash paid for acquisitions	—	(296)
Principal payments on finance lease obligations	(33)	(32)
Net cash (used in) provided by financing activities	(113)	59
Net decrease in cash and cash equivalents:	(7,122)	(23,967)
Cash and cash equivalents at beginning of period	19,655	52,771
Cash and cash equivalents at end of period	$12,533	$28,804

CS DISCO, INC.

Condensed Consolidated Statements of Cash Flows (continued)
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2026	2025
Supplemental disclosure:
Cash paid for taxes	$592	$1,057
Non-cash investing and financing activities:
Property and equipment included in accounts payable and accrued liabilities	$14	$72

CS DISCO, INC.
Reconciliation from GAAP to Non-GAAP Results
(in thousands, except for percentages and per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net loss	$(5,027)	$(13,665)	$(23,303)	$(35,870)
Depreciation and amortization expense	805	902	2,378	2,731
Income tax provision	139	140	415	487
Interest and other, net	(714)	(937)	(2,023)	(3,499)
Stock-based compensation expense	4,738	6,090	15,236	18,447
Payroll tax expense on employee stock transactions	138	150	492	461
Expenses associated with stockholder litigation	—	7,023	—	9,169
Adjusted EBITDA	$79	$(297)	$(6,805)	$(8,074)
Adjusted EBITDA margin	—%	(1)%	(5)%	(7)%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Cost of revenue	$11,106	$10,008	$32,937	$29,194
Non-GAAP adjustments:
Stock-based compensation expense	(466)	(561)	(1,480)	(1,622)
Non-GAAP cost of revenue	$10,640	$9,447	$31,457	$27,572
Non-GAAP gross profit	$34,700	$31,472	$98,911	$88,106
Non-GAAP gross margin	77%	77%	76%	76%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Research and development	$13,807	$13,420	$43,439	$41,645
Non-GAAP adjustments:
Stock-based compensation expense	(1,356)	(1,959)	(4,753)	(6,246)
Non-GAAP research and development	$12,451	$11,461	$38,686	$35,399
Non-GAAP research and development as a % of revenue	27%	28%	30%	31%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Sales and marketing	$16,317	$15,032	$49,277	$44,800
Non-GAAP adjustments:
Stock-based compensation expense	(1,083)	(1,420)	(3,620)	(4,242)
Non-GAAP sales and marketing	$15,234	$13,612	$45,657	$40,558
Non-GAAP sales and marketing as a % of revenue	34%	33%	35%	35%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
General and administrative	$9,712	$16,921	$29,626	$38,921
Non-GAAP adjustments:
Stock-based compensation expense	(1,833)	(2,150)	(5,383)	(6,337)
Expenses associated with stockholder litigation	—	(7,023)	—	(9,169)
Non-GAAP general and administrative	$7,879	$7,748	$24,243	$23,415
Non-GAAP general and administrative as a % of revenue	17%	19%	19%	20%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Loss from operations	$(5,602)	$(14,462)	$(24,911)	$(38,882)
Operating margin	(12)%	(35)%	(19)%	(34)%
Non-GAAP adjustments:
Stock-based compensation expense	4,738	6,090	15,236	18,447
Expenses associated with stockholder litigation	—	7,023	—	9,169
Non-GAAP loss from operations	$(864)	$(1,349)	$(9,675)	$(11,266)
Non-GAAP operating margin	(2)%	(3)%	(7)%	(10)%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net loss attributable to common stockholders	$(5,027)	$(13,665)	$(23,303)	$(35,870)
Non-GAAP adjustments:
Stock-based compensation expense	4,738	6,090	15,236	18,447
Expenses associated with stockholder litigation	—	7,023	—	9,169
Non-GAAP net loss attributable to common stockholders	$(289)	$(552)	$(8,067)	$(8,254)
Non-GAAP net loss attributable to common stockholders per share, basic and diluted	$—	$(0.01)	$(0.13)	$(0.13)
Weighted average shares used to compute basic and diluted net loss per share	65,259	62,094	64,219	61,320
Non-GAAP net loss attributable to common stockholders as a % of revenue	(1)%	(1)%	(6)%	(7)%